Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Gritstone bio, Inc. (the “Company”) for the period ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Andrew Allen, M.D., Ph.D., President and Chief Executive Officer (Principal Executive Officer) of the Company, and Vassiliki Economides, Chief Financial Officer (Principal Financial Officer) of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2023	/s/ Andrew Allen
Andrew Allen, M.D., Ph.D.
President and Chief Executive Officer (Principal Executive Officer)

Date: March 9, 2023	/s/ Vassiliki Economides
Vassiliki Economides
Chief Financial Officer (Principal Accounting Officer)